UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894
                                   ---------

                             Franklin Managed Trust
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/10
                          -------

Item 1. Reports to Stockholders.



MARCH 31, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Managed Trust

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                    FRANKLIN
                              RISING DIVIDENDS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1
SEMIANNUAL REPORT
Franklin Rising Dividends Fund ............................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   21
Notes to Financial Statements .............................................   25
Shareholder Information ...................................................   33

Shareholder Letter

Dear Shareholder:

During the six-month period ended March 31, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, most U.S. companies during fourth quarter 2009 and first quarter 2010 beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong nine-month surge until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. Investor concerns also arose about the global recovery's sustainability as some government stimulus measures began to wind down. During the period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached record-breaking steep levels during the first quarter of 2010 and flattened only slightly by period-end.

In the enclosed semiannual report for Franklin Rising Dividends Fund, Don Taylor, the lead portfolio manager, discusses market conditions, investment decisions and Fund performance during the period under review. The report contains additional performance data and financial information. Our website, franklintempleton.com, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ William J. Lippman

William J. Lippman
President and Chief Executive Officer -
Investment Management
Franklin Managed Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Franklin Rising Dividends Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration. The Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Rising Dividends Fund's semiannual report for the period ended March 31, 2010.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Rising Dividends Fund - Class A delivered a +12.13% cumulative total return. The Fund performed comparably to its benchmark, the Standard & Poor's 500 Index (S&P 500), which rose 11.75% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy showed signs of broad-based improvement during the six-month reporting period. Domestic industrial output, manufacturing and exports posted steady gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. New-home prices rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices that dipped to levels that lured bargain hunters.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                              Semiannual Report | 3

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 3/31/10

Health Care Equipment & Services                 12.7%
Materials                                        11.6%
Insurance                                        10.1%
Electrical Equipment                              8.4%
Pharmaceuticals, Biotechnology & Life Sciences    6.2%
Household & Personal Products                     6.1%
Retailing                                         5.6%
Machinery                                         5.4%
Aerospace & Defense                               5.3%
Food & Staples Retailing                          5.0%
Food, Beverage & Tobacco                          3.6%
Technology Hardware & Equipment                   2.9%
Banks                                             2.4%
Commercial & Professional Services                2.1%
Other                                             4.1%
Short-Term Investments & Other Net Assets         8.5%

Unfortunately, the housing sector overall remained weak as existing-home prices were essentially unchanged while the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product (GDP) grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.2% advance in 2010's first quarter.(2) As renewed signs of a demand-led recovery emerged, oil prices jumped from $71 per barrel at the end of September 2009 to a 17-month peak of $84 at period-end, but remained below 2008's record level. The March 2010 inflation rate was an annualized 2.3%.(3) Core inflation, which excludes food and energy costs, rose at a 1.1% annualized rate,(3) and was below the Fed's informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. During the period, it began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate subsided from a 26-year high of 10.1% in October 2009 to 9.7%, a level sustained through the first three months of 2010.(3)

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. For the six months under review, the Dow Jones Industrial Average, S&P 500 and NASDAQ Composite Index returned 13.31%, 11.75% and 13.50%, respectively.(4) All major industry groups posted gains for the period, with the strongest returns from the cyclical consumer discretionary, industrials and information technology sectors.

(2.) Source: Bureau of Economic Analysis.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: (C) 2010 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                              4 | Semiannual Report

TOP 10 EQUITY HOLDINGS
3/31/10

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY                                     NET ASSETS
---------------                                     ----------
Family Dollar Stores Inc.                              5.4%
   RETAILING
United Technologies Corp.                              5.3%
   AEROSPACE & DEFENSE
Praxair Inc.                                           5.0%
   MATERIALS
Becton, Dickinson and Co.                              5.0%
   HEALTH CARE EQUIPMENT & SERVICES
Roper Industries Inc.                                  5.0%
   ELECTRICAL EQUIPMENT
Wal-Mart Stores Inc.                                   5.0%
   FOOD & STAPLES RETAILING
The Procter & Gamble Co.                               4.8%
   HOUSEHOLD & PERSONAL PRODUCTS
Dover Corp.                                            4.0%
   MACHINERY
Abbott Laboratories                                    3.6%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
McCormick & Co. Inc.                                   3.6%
   FOOD, BEVERAGE & TOBACCO

INVESTMENT STRATEGY

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screens, requiring consistent and substantial dividend increases, strong balance sheets, and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices, often when they are out of favor with other investors.

MANAGER'S DISCUSSION

During the six months under review, three holdings that helped Fund performance were Family Dollar Stores, United Technologies and Dover. Family Dollar Stores, a national discount store chain, reported better-than-expected quarterly earnings and strong same-store sales. Family Dollar also increased its dividend for the 34th consecutive year. United Technologies, a manufacturer of products for the aerospace and building industries, has significant exposure to the infrastructure needs of what we believe are attractive international markets. The company has 17 years of dividend increases. The stock price of Dover, a manufacturer of equipment and industrial products, rose during the period largely as a result of analyst upgrades and improving order trends. Dover has raised its dividend for 54 years.

Although many holdings benefited Fund performance during the period, there were some positions that hindered results. Detractors from performance included State Street, Air Products & Chemicals and Cintas. State Street, a provider of services to institutional investors, reported disappointing earnings as fee income was lower and certain expenses were higher than expected. Shares of Air Products, an industrial gases company, fell sharply in February after the company announced a hostile takeover offer for Airgas. Cintas, a manufacturer and distributor of uniforms for the workplace, reported weaker-than-expected quarterly earnings as unemployment levels remained high.

During the reporting period, we initiated positions in Beckman Coulter, a manufacturer of medical diagnostic instruments, Hudson City Bancorp, a large savings bank, and Johnson & Johnson, a large diversified manufacturer


                              Semiannual Report | 5
of health care products. Beckman Coulter has 16 consecutive years of dividend increases. Hudson City Bancorp has consistently raised its dividend since becoming a public company 10 years ago, while Johnson & Johnson has increased its dividend for the past 47 years. We made significant additions to holdings in health care products manufacturer Abbott Laboratories, the aforementioned Air Products & Chemicals, and information technology services and software provider International Business Machines (IBM). Abbott Laboratories has raised its dividend for 38 years, while Air Products & Chemicals and IBM have raised their dividends for 28 and 14 years. We made smaller additions to seven other positions.

We eliminated the Fund's position in Graco after appreciation in its stock price discounted a strong recovery in the company's earnings power. The most significant reductions to the portfolio were Aflac and Carlisle Companies. Some deterioration in Aflac's investment portfolio stressed the company's capital ratios and could impact future dividend decisions. Carlisle, which has exposure to the difficult commercial real estate market, no longer had a dividend that had doubled in the past 10 years. Family Dollar Stores was also reduced as price appreciation caused the position to become greater than the targeted level. We made smaller reductions to four other positions.

Our 10 largest positions on March 31, 2010, represented 46.7% of the Fund's total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 33 years in a row and by 247% over the past 10 years. Their most recent year-over-year dividend increases averaged 10.8% with a yield of 2.2% on March 31, 2010, and a dividend payout ratio of 34%, based on estimates of calendar year 2010 operating earnings. The average price/earnings ratio was 15.9 times 2010 estimates versus 14.7 for that of the unmanaged S&P 500.


                              6 | Semiannual Report

Thank you for your continued participation in Franklin Rising Dividends Fund. We look forward to serving your future investment needs.

(PHOTO OF DONALD G. TAYLOR)


/s/ Donald G. Taylor

Donald G. Taylor, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Bruce C. Baughman, CPA

Portfolio Management Team
Franklin Rising Dividends Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              Semiannual Report | 7

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRDPX)                     CHANGE   3/31/10   9/30/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$3.11    $29.83    $26.72
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                   $0.1231

CLASS B (SYMBOL: FRDBX)                     CHANGE   3/31/10   9/30/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$3.10    $29.61    $26.51

CLASS C (SYMBOL: FRDTX)                     CHANGE   3/31/10   9/30/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$3.09    $29.50    $26.41

CLASS R (SYMBOL: FRDRX)                     CHANGE   3/31/10   9/30/09
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$3.13    $29.77    $26.64
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                   $0.0668

ADVISOR CLASS (SYMBOL: FRDAX)               CHANGE   3/31/10   9/30/09
-----------------------------               ------   -------   -------
Net Asset Value (NAV)                       +$3.09    $29.77    $26.68
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                   $0.1819


                              8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +12.13%          +43.63%    +8.85%         +85.73%
Average Annual Total Return(2)            +5.68%          +35.39%    +0.51%          +5.76%
Value of $10,000 Investment(3)          $10,568          $13,539   $10,260         $17,506
   Total Annual Operating Expenses(4)             1.17%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +11.69%          +42.56%    +4.80%         +76.66%
Average Annual Total Return(2)            +7.69%          +38.56%    +0.57%          +5.86%
Value of $10,000 Investment(3)          $10,769          $13,856   $10,289         $17,666
   Total Annual Operating Expenses(4)             1.92%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR         10-YEAR
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +11.70%          +42.58%    +4.86%         +73.99%
Average Annual Total Return(2)           +10.70%          +41.58%    +0.95%          +5.69%
Value of $10,000 Investment(3)          $11,070          $14,158   $10,486         $17,399
   Total Annual Operating Expenses(4)             1.92%

CLASS R                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +12.02%          +43.26%    +7.47%         +40.86%
Average Annual Total Return(2)           +12.02%          +43.26%    +1.45%          +4.24%
Value of $10,000 Investment(3)          $11,202          $14,326   $10,747         $14,086
   Total Annual Operating Expenses(4)             1.42%

ADVISOR CLASS(5)                        6-MONTH           1-YEAR    5-YEAR         10-YEAR
----------------                        -------          -------   -------   ------------------
Cumulative Total Return(1)               +12.31%          +43.99%   +10.10%         +87.87%
Average Annual Total Return(2)           +12.31%          +43.99%    +1.94%          +6.51%
Value of $10,000 Investment(3)          $11,231          $14,399   $11,010         $18,787
   Total Annual Operating Expenses(4)             0.92%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                              Semiannual Report | 9

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                 These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Effective 10/3/05, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/3/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/2/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/3/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +10.88% and +2.33%.


                             10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,121.30              $5.66
Hypothetical (5% return before expenses)         $1,000           $1,019.60              $5.39
CLASS B
Actual                                           $1,000           $1,116.90              $9.55
Hypothetical (5% return before expenses)         $1,000           $1,015.91              $9.10
CLASS C
Actual                                           $1,000           $1,117.00              $9.61
Hypothetical (5% return before expenses)         $1,000           $1,015.86              $9.15
CLASS R
Actual                                           $1,000           $1,120.20              $6.98
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $6.64
ADVISOR CLASS
Actual                                           $1,000           $1,123.10              $4.34
Hypothetical (5% return before expenses)         $1,000           $1,020.84              $4.13

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.07%; B: 1.81%; C: 1.82%; R: 1.32%; and
     Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Managed Trust

FINANCIAL HIGHLIGHTS

FRANKLIN RISING DIVIDENDS FUND

                                            SIX MONTHS
                                               ENDED                              YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2010  ----------------------------------------------------------------------
CLASS A                                     (UNAUDITED)      2009           2008           2007           2006           2005
-------                                   --------------  ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...    $    26.72    $    29.08     $    37.47     $    36.25     $    31.14     $    30.58
                                            ----------    ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ............          0.18          0.16(c)        0.48           0.89(d)        0.44           0.29
   Net realized and unrealized gains
      (losses) .........................          3.05         (2.01)         (7.75)          2.43           5.20           0.81
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total from investment operations .......          3.23         (1.85)         (7.27)          3.32           5.64           1.10
                                            ----------    ----------     ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ...............         (0.12)        (0.51)         (0.45)         (0.91)         (0.35)         (0.30)
   Net realized gains ..................            --            --          (0.67)         (1.19)         (0.18)         (0.24)
                                            ----------    ----------     ----------     ----------     ----------     ----------
Total distributions ....................         (0.12)        (0.51)         (1.12)         (2.10)         (0.53)         (0.54)
                                            ----------    ----------     ----------     ----------     ----------     ----------
Redemption fees(e) .....................            --            --             --(f)          --(f)          --(f)          --(f)
                                            ----------    ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .........    $    29.83    $    26.72     $    29.08     $    37.47     $    36.25     $    31.14
                                            ==========    ==========     ==========     ==========     ==========     ==========
Total return(g) ........................         12.13%        (5.90)%       (19.85)%         9.53%         18.26%          3.60%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses ...............................          1.07%         1.13%(i)       1.01%(i)       1.00%(i)       1.00%(i)       1.09%(i)
Net investment income ..................          1.32%         0.69%(c)       1.47%          2.42%(d)       1.32%          0.92%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $1,657,872    $1,366,352     $1,383,212     $2,061,210     $1,741,181     $1,480,742
Portfolio turnover rate ................          4.69%        22.61%          4.29%          6.02%          7.58%          3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.23%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 13

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                            SIX MONTHS
                                              ENDED                          YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2010  --------------------------------------------------------------
CLASS B                                     (UNAUDITED)     2009           2008         2007         2006         2005
-------                                   --------------  --------       --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...     $  26.51     $  28.73       $  36.98     $  35.79     $  30.74     $  30.25
                                             --------     --------       --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .....         0.08           --(c, d)     0.23         0.64(e)      0.19         0.07
   Net realized and unrealized gains
      (losses) .........................         3.02        (1.96)         (7.66)        2.37         5.13         0.81
                                             --------     --------       --------     --------     --------     --------
Total from investment operations .......         3.10        (1.96)         (7.43)        3.01         5.32         0.88
                                             --------     --------       --------     --------     --------     --------
Less distributions from:
   Net investment income ...............           --        (0.26)         (0.15)       (0.63)       (0.09)       (0.15)
   Net realized gains ..................           --           --          (0.67)       (1.19)       (0.18)       (0.24)
                                             --------     --------       --------     --------     --------     --------
Total distributions ....................           --        (0.26)         (0.82)       (1.82)       (0.27)       (0.39)
                                             --------     --------       --------     --------     --------     --------
Redemption fees(f) .....................           --           --             --(c)        --(c)        --(c)        --(c)
                                             --------     --------       --------     --------     --------     --------
Net asset value, end of period .........     $  29.61     $  26.51       $  28.73     $  36.98     $  35.79     $  30.74
                                             ========     ========       ========     ========     ========     ========
Total return(g) ........................        11.69%       (6.62)%       (20.44)%       8.71%       17.42%        2.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses ...............................         1.81%        1.88%(i)       1.76%(i)     1.75%(i)     1.76%(i)     1.78%(i)
Net investment income (loss) ...........         0.58%       (0.06)%(d)      0.72%        1.67%(e)     0.56%        0.23%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $111,686     $115,657       $164,350     $270,367     $289,640     $291,714
Portfolio turnover rate ................         4.69%       22.61%          4.29%        6.02%        7.58%        3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

(e) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             14 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                            SIX MONTHS
                                               ENDED                        YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2010  -------------------------------------------------------------
CLASS C                                     (UNAUDITED)     2009          2008         2007         2006         2005
-------                                   --------------  --------      --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...     $  26.41     $  28.64      $  36.89     $  35.73     $  30.69     $  30.21
                                             --------     --------      --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) .....         0.08        (0.01)(c)      0.24         0.61(d)      0.19         0.07
   Net realized and unrealized gains
      (losses) .........................         3.01        (1.94)        (7.65)        2.40         5.13         0.80
                                             --------     --------      --------     --------     --------     --------
Total from investment operations .......         3.09        (1.95)        (7.41)        3.01         5.32         0.87
                                             --------     --------      --------     --------     --------     --------
Less distributions from:
   Net investment income ...............           --        (0.28)        (0.17)       (0.66)       (0.10)       (0.15)
   Net realized gains ..................           --           --         (0.67)       (1.19)       (0.18)       (0.24)
                                             --------     --------      --------     --------     --------     --------
Total distributions ....................           --        (0.28)        (0.84)       (1.85)       (0.28)       (0.39)
                                             --------     --------      --------     --------     --------     --------
Redemption fees(e) .....................           --           --            --(f)        --(f)        --(f)        --(f)
                                             --------     --------      --------     --------     --------     --------
Net asset value, end of period .........     $  29.50     $  26.41      $  28.64     $  36.89     $  35.73     $  30.69
                                             ========     ========      ========     ========     ========     ========
Total return(g) ........................        11.70%       (6.59)%      (20.44)%       8.69%       17.41%        2.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses ...............................         1.82%        1.88%(i)      1.75%(i)     1.75%(i)     1.74%(i)     1.77%(i)
Net investment income (loss) ...........         0.57%       (0.06)%(c)     0.73%        1.67%(d)     0.58%        0.24%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $390,240     $342,627      $397,307     $622,647     $566,357     $523,687

Portfolio turnover rate ................         4.69%       22.61%         4.29%        6.02%        7.58%        3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                            SIX MONTHS
                                               ENDED                      YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2010  -------------------------------------------------------
CLASS R                                     (UNAUDITED)     2009        2008        2007        2006        2005
-------                                   --------------  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...     $ 26.64      $ 28.96     $ 37.31     $ 36.11     $ 31.02     $ 30.51
                                             -------      -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ............        0.15         0.10(c)     0.40        0.80(d)     0.35        0.23
   Net realized and unrealized gains
      (losses) .........................        3.05        (2.00)      (7.72)       2.42        5.19        0.81
                                             -------      -------     -------     -------     -------     -------
Total from investment operations .......        3.20        (1.90)      (7.32)       3.22        5.54        1.04
                                             -------      -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ...............       (0.07)       (0.42)      (0.36)      (0.83)      (0.27)      (0.29)
   Net realized gains ..................          --           --       (0.67)      (1.19)      (0.18)      (0.24)
                                             -------      -------     -------     -------     -------     -------
Total distributions ....................       (0.07)       (0.42)      (1.03)      (2.02)      (0.45)      (0.53)
                                             -------      -------     -------     -------     -------     -------
Redemption fees(e) .....................          --           --          --(f)       --(f)       --(f)       --(f)
                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period .........     $ 29.77      $ 26.64     $ 28.96     $ 37.31     $ 36.11     $ 31.02
                                             =======      =======     =======     =======     =======     =======
Total return(g) ........................       12.02%       (6.18)%    (20.03)%      9.22%      17.99%       3.45%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses ...............................        1.32%        1.38%(i)    1.26%(i)    1.25%(i)    1.26%(i)    1.28%(i)
Net investment income ..................        1.07%        0.44%(c)    1.22%       2.17%(d)    1.06%       0.73%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $42,945      $33,179     $31,554     $55,458     $46,414     $44,448
Portfolio turnover rate ................        4.69%       22.61%       4.29%       6.02%       7.58%       3.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

(d) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.98%.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

                                            SIX MONTHS
                                               ENDED                YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2010  -------------------------------------------
ADVISOR CLASS                               (UNAUDITED)     2009        2008        2007      2006(a)
-------------                             --------------  -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...     $ 26.68      $ 29.07     $ 37.47     $ 36.24     $ 31.13
                                             -------      -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ............        0.22         0.23(d)     0.57        0.88(e)     0.58
   Net realized and unrealized gains
      (losses) .........................        3.05        (2.03)      (7.76)       2.54        5.14
                                             -------      -------     -------     -------     -------
Total from investment operations .......        3.27        (1.80)      (7.19)       3.42        5.72
                                             -------      -------     -------     -------     -------
Less distributions from:
   Net investment income ...............       (0.18)       (0.59)      (0.54)      (1.00)      (0.43)
   Net realized gains ..................          --           --       (0.67)      (1.19)      (0.18)
                                             -------      -------     -------     -------     -------
Total distributions ....................       (0.18)       (0.59)      (1.21)      (2.19)      (0.61)
                                             -------      -------     -------     -------     -------
Redemption fees(f) .....................          --           --          --(g)       --(g)       --(g)
                                             -------      -------     -------     -------     -------
Net asset value, end of period .........     $ 29.77      $ 26.68     $ 29.07     $ 37.47     $ 36.24
                                             =======      =======     =======     =======     =======
Total return(h) ........................       12.31%       (5.66)%    (19.65)%      9.82%      18.53%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses ...............................        0.82%        0.88%(j)    0.76%(j)    0.75%(j)    0.76%(j)
Net investment income ..................        1.57%        0.94%(d)    1.72%       2.67%(e)    1.56%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $89,210      $61,307     $42,142     $51,544     $29,949
Portfolio turnover rate ................        4.69%       22.61%       4.29%       6.02%       7.58%

(a)  For the period October 3, 2005 (effective date) to September 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.24) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.97%.

(e) Net investment income per share includes approximately $0.48 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.48%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Franklin Managed Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

    FRANKLIN RISING DIVIDENDS FUND                                      SHARES         VALUE
    ------------------------------                                   -----------   --------------
    COMMON STOCKS 91.5%
    AEROSPACE & DEFENSE 5.3%
    United Technologies Corp. ....................................     1,654,230   $  121,767,870
                                                                                   --------------
    BANKS 2.4%
    Hudson City Bancorp Inc. .....................................     2,972,800       42,094,848
    Peoples Bancorp Inc. .........................................       195,644        3,224,213
    TrustCo Bank Corp. NY ........................................       621,678        3,835,753
    U.S. Bancorp .................................................       212,603        5,502,166
                                                                                   --------------
                                                                                       54,656,980
                                                                                   --------------
    COMMERCIAL & PROFESSIONAL SERVICES 2.1%
    ABM Industries Inc. ..........................................     1,145,249       24,279,279
    Cintas Corp. .................................................       758,600       21,309,074
    Superior Uniform Group Inc. ..................................       219,200        2,115,280
                                                                                   --------------
                                                                                       47,703,633
                                                                                   --------------
    CONSUMER DURABLES & APPAREL 1.3%
(a) Kid Brands Inc. ..............................................       684,019        5,916,764
    Leggett & Platt Inc. .........................................     1,097,590       23,751,848
                                                                                   --------------
                                                                                       29,668,612
                                                                                   --------------
    CONSUMER SERVICES 1.3%
    Hillenbrand Inc. .............................................     1,366,700       30,053,733
                                                                                   --------------
    DIVERSIFIED FINANCIALS 0.8%
    State Street Corp. ...........................................       424,000       19,139,360
                                                                                   --------------
    ELECTRICAL EQUIPMENT 8.4%
    Brady Corp., A ...............................................     2,534,825       78,883,754
    Roper Industries Inc. ........................................     1,975,009      114,234,521
                                                                                   --------------
                                                                                      193,118,275
                                                                                   --------------
    FOOD & STAPLES RETAILING 5.0%
    Wal-Mart Stores Inc. .........................................     2,042,600      113,568,560
                                                                                   --------------
    FOOD, BEVERAGE & TOBACCO 3.6%
    McCormick & Co. Inc. .........................................     2,146,400       82,335,904
                                                                                   --------------
    HEALTH CARE EQUIPMENT & SERVICES 12.7%
    Beckman Coulter Inc. .........................................        80,000        5,024,000
    Becton, Dickinson and Co. ....................................     1,451,000      114,237,230
    Hill-Rom Holdings Inc. .......................................       937,900       25,520,259
    Stryker Corp. ................................................       544,800       31,173,456
    Teleflex Inc. ................................................       765,653       49,055,388
    West Pharmaceutical Services Inc. ............................     1,570,800       65,895,060
                                                                                   --------------
                                                                                      290,905,393
                                                                                   --------------


                             18 | Semiannual Report

Franklin Managed Trust

    FRANKLIN RISING DIVIDENDS FUND                                      SHARES         VALUE
    ------------------------------                                   -----------   --------------
    COMMON STOCKS (CONTINUED)
    HOUSEHOLD & PERSONAL PRODUCTS 6.1%
    Alberto-Culver Co. ...........................................     1,135,550   $   29,694,632
    The Procter & Gamble Co. .....................................     1,753,500      110,943,945
                                                                                   --------------
                                                                                      140,638,577
                                                                                   --------------
    INDUSTRIAL CONGLOMERATES 0.7%
    Carlisle Cos. Inc. ...........................................       448,229       17,077,525
                                                                                   --------------
    INSURANCE 10.1%
    Aflac Inc. ...................................................       788,600       42,813,094
    Arthur J. Gallagher & Co. ....................................       874,700       21,473,885
    Erie Indemnity Co., A ........................................     1,733,082       74,747,827
    Mercury General Corp. ........................................       290,519       12,701,491
    Old Republic International Corp. .............................     4,381,050       55,551,714
    RLI Corp. ....................................................       426,359       24,310,990
                                                                                   --------------
                                                                                      231,599,001
                                                                                   --------------
    MACHINERY 5.4%
    Donaldson Co. Inc. ...........................................       506,052       22,833,066
    Dover Corp. ..................................................     1,957,500       91,513,125
    Nordson Corp. ................................................       128,649        8,737,840
                                                                                   --------------
                                                                                      123,084,031
                                                                                   --------------
    MATERIALS 11.6%
    Air Products and Chemicals Inc. ..............................       854,900       63,219,855
    Bemis Co. Inc. ...............................................     1,516,389       43,550,692
    Nucor Corp. ..................................................       958,400       43,492,192
    Praxair Inc. .................................................     1,391,881      115,526,123
                                                                                   --------------
                                                                                      265,788,862
                                                                                   --------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 6.2%
    Abbott Laboratories ..........................................     1,566,400       82,517,952
    Johnson & Johnson ............................................        85,000        5,542,000
    Pfizer Inc. ..................................................     3,083,800       52,887,170
                                                                                   --------------
                                                                                      140,947,122
                                                                                   --------------
    RETAILING 5.6%
    Family Dollar Stores Inc. ....................................     3,406,900      124,726,609
(a) Sally Beauty Holdings Inc. ...................................       437,550        3,902,946
                                                                                   --------------
                                                                                      128,629,555
                                                                                   --------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.0%(b)
    Cohu Inc. ....................................................        68,100          937,737
                                                                                   --------------
    TECHNOLOGY HARDWARE & EQUIPMENT 2.9%
    International Business Machines Corp. ........................       510,100       65,420,325
                                                                                   --------------
    TOTAL COMMON STOCKS (COST $1,667,295,173) ....................                  2,097,041,055
                                                                                   --------------


                             Semiannual Report | 19

Franklin Managed Trust

    FRANKLIN RISING DIVIDENDS FUND                                      SHARES         VALUE
    ------------------------------                                   -----------   --------------
    SHORT TERM INVESTMENTS 8.4%
    MONEY MARKET FUNDS 8.4%
(a) Bank of New York Institutional Cash Reserve Fund, Series B ...        46,869   $       37,495
(c) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..   191,728,958      191,728,958
                                                                                   --------------
    TOTAL MONEY MARKET FUNDS (COST $191,775,827) .................                    191,766,453
                                                                                   --------------
    TOTAL INVESTMENTS (COST $1,859,071,000) 99.9% ................                  2,288,807,508
    OTHER ASSETS, LESS LIABILITIES 0.1% ..........................                      3,144,384
                                                                                   --------------
    NET ASSETS 100.0% ............................................                 $2,291,951,892
                                                                                   ==============

(a)  Non-income producing.

(b)  Rounds to less than 0.1% of net assets.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             20 | Semiannual Report

Franklin Managed Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010 (unaudited)

                                                      FRANKLIN RISING
                                                       DIVIDENDS FUND
                                                      ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .................    $1,667,342,042
      Cost - Sweep Money Fund (Note 7) ............       191,728,958
                                                       --------------
      Total cost of investments ...................    $1,859,071,000
                                                       ==============
      Value - Unaffiliated issuers ................    $2,097,078,550
      Value - Sweep Money Fund (Note 7) ...........       191,728,958
                                                       --------------
      Total value of investments ..................     2,288,807,508
   Receivables:
      Investment securities sold ..................         2,549,658
      Capital shares sold .........................        10,341,738
      Dividends ...................................         2,759,176
   Other assets ...................................             5,107
                                                       --------------
         Total assets .............................     2,304,463,187
                                                       --------------
Liabilities:
   Payables:

      Investment securities purchased .............         4,486,607
      Capital shares redeemed .....................         4,542,116
      Affiliates ..................................         2,676,672
   Funds advanced by custodian ....................            46,869
   Accrued expenses and other liabilities .........           759,031
                                                       --------------
         Total liabilities ........................        12,511,295
                                                       --------------
            Net assets, at value ..................    $2,291,951,892
                                                       ==============
   Net assets consist of:
      Paid-in capital .............................    $1,980,942,343
      Undistributed net investment income .........         5,518,346
      Net unrealized appreciation (depreciation) ..       429,736,508
      Accumulated net realized gain (loss) ........      (124,245,305)
                                                       --------------
            Net assets, at value ..................    $2,291,951,892
                                                       ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 21

Franklin Managed Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010 (unaudited)

                                                                              FRANKLIN RISING
                                                                               DIVIDENDS FUND
                                                                              ---------------
CLASS A:
   Net assets, at value ...................................................    $1,657,871,729
                                                                               ==============
   Shares outstanding .....................................................        55,582,584
                                                                               ==============
   Net asset value per share(a) ...........................................    $        29.83
                                                                               ==============
   Maximum offering price per share (net asset value per share / 94.25%) ..    $        31.65
                                                                               ==============
CLASS B:
   Net assets, at value ...................................................    $  111,685,680
                                                                               ==============
   Shares outstanding .....................................................         3,771,695
                                                                               ==============
   Net asset value and maximum offering price per share(a) ................    $        29.61
                                                                               ==============
CLASS C:
   Net assets, at value ...................................................    $  390,239,778
                                                                               ==============
   Shares outstanding .....................................................        13,229,050
                                                                               ==============
   Net asset value and maximum offering price per share(a) ................    $        29.50
                                                                               ==============
CLASS R:
   Net assets, at value ...................................................    $   42,944,632
                                                                               ==============
   Shares outstanding .....................................................         1,442,639
                                                                               ==============
   Net asset value and maximum offering price per share ...................    $        29.77
                                                                               ==============
ADVISOR CLASS:
   Net assets, at value ...................................................    $   89,210,073
                                                                               ==============
   Shares outstanding .....................................................         2,996,946
                                                                               ==============
   Net asset value and maximum offering price per share ...................    $        29.77
                                                                               ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             22 | Semiannual Report

Franklin Managed Trust

STATEMENT OF OPERATIONS
for the six months ended March 31, 2010 (unaudited)

                                                                            FRANKLIN RISING
                                                                             DIVIDENDS FUND
                                                                            ---------------
Investment income:
   Dividends ............................................................     $ 24,459,555
                                                                              ------------
Expenses:
   Management fees (Note 3a) ............................................        5,967,063
   Distribution fees: (Note 3c)
      Class A ...........................................................        1,839,593
      Class B ...........................................................          558,735
      Class C ...........................................................        1,783,210
      Class R ...........................................................           92,922
   Transfer agent fees (Note 3e) ........................................        2,027,324
   Accounting fees (Note 3b) ............................................           19,878
   Custodian fees (Note 4) ..............................................           12,675
   Reports to shareholders ..............................................          183,626
   Registration and filing fees .........................................           69,117
   Professional fees ....................................................           28,441
   Trustees' fees and expenses ..........................................           69,865
   Other ................................................................           25,272
                                                                              ------------
         Total expenses .................................................       12,677,721
                                                                              ------------
            Net investment income .......................................       11,781,834
                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ............................       32,219,703
   Net change in unrealized appreciation (depreciation) on investments ..      192,808,695
                                                                              ------------
Net realized and unrealized gain (loss) .................................      225,028,398
                                                                              ------------
Net increase (decrease) in net assets resulting from operations .........     $236,810,232
                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 23

Franklin Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FRANKLIN RISING DIVIDENDS FUND
                                                                                 -------------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                  MARCH 31, 2010        YEAR ENDED
                                                                                    (UNAUDITED)     SEPTEMBER 30, 2009
                                                                                 ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................    $   11,781,834      $    8,199,744
      Net realized gain (loss) from investments ..............................        32,219,703          35,778,170
      Net change in unrealized appreciation (depreciation) on investments ....       192,808,695        (171,534,364)
                                                                                  --------------      --------------
            Net increase (decrease) in net assets resulting from operations ..       236,810,232        (127,556,450)
                                                                                  --------------      --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................................        (6,394,288)        (23,819,218)
         Class B .............................................................                --          (1,371,541)
         Class C .............................................................                --          (3,700,932)
         Class R .............................................................           (85,040)           (463,098)
         Advisor Class .......................................................          (452,894)         (1,285,315)
                                                                                  --------------      --------------
   Total distributions to shareholders .......................................        (6,932,222)        (30,640,104)
                                                                                  --------------      --------------
   Capital share transactions: (Note 2)
         Class A .............................................................       126,404,136          83,063,560
         Class B .............................................................       (16,459,206)        (31,189,930)
         Class C .............................................................         7,559,268         (19,557,483)
         Class R .............................................................         5,533,371           3,660,394
         Advisor Class .......................................................        19,915,208          22,775,992
                                                                                  --------------      --------------
   Total capital share transactions ..........................................       142,952,777          58,752,533
                                                                                  --------------      --------------
            Net increase (decrease) in net assets ............................       372,830,787         (99,444,021)
Net assets:
   Beginning of period .......................................................     1,919,121,105       2,018,565,126
                                                                                  --------------      --------------
   End of period .............................................................    $2,291,951,892      $1,919,121,105
                                                                                  --------------      --------------
Undistributed net investment income included in net assets:
   End of period .............................................................    $    5,518,346      $      668,734
                                                                                  ==============      ==============

   The accompanying notes are an integral part of these financial statements.


                             24 | Semiannual Report

Franklin Managed Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES LENDING

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the


                             Semiannual Report | 25

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES LENDING (CONTINUED)

Fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF) managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At March 31, 2010, the Fund had no securities on loan.

In September of 2008, the Bank of New York Mellon advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

C. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             26 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                              MARCH 31, 2010              SEPTEMBER 30, 2009
                                                        --------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                        ----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ......................................   10,062,302   $ 283,483,391    17,782,305   $ 412,485,420
   Shares issued in reinvestment of distributions ...      209,106       5,836,164       987,590      21,085,041
   Shares redeemed ..................................   (5,828,931)   (162,915,419)  (15,190,191)   (350,506,901)
                                                        ----------   -------------   -----------   -------------
   Net increase (decrease) ..........................    4,442,477   $ 126,404,136     3,579,704   $  83,063,560
                                                        ==========   =============   ===========   =============


                             Semiannual Report | 27

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                              MARCH 31, 2010              SEPTEMBER 30, 2009
                                                        --------------------------   ---------------------------
                                                          SHARES         AMOUNT         SHARES         AMOUNT
                                                        ----------   -------------   -----------   --------------
CLASS B SHARES:
   Shares sold ......................................       42,663   $  1,197,329       204,677    $   4,704,284
   Shares issued in reinvestment of distributions ...           --             --        54,199        1,154,987
   Shares redeemed ..................................     (634,533)   (17,656,535)   (1,616,744)     (37,049,201)
                                                        ----------   ------------    ----------    -------------
   Net increase (decrease) ..........................     (591,870)  $(16,459,206)   (1,357,868)   $ (31,189,930)
                                                        ==========   ============    ==========    =============
CLASS C SHARES:
   Shares sold ......................................    1,734,983   $ 48,495,200     3,364,297    $  77,359,913
   Shares issued in reinvestment of distributions ...           --             --       149,272        3,169,049
   Shares redeemed ..................................   (1,481,517)   (40,935,932)   (4,408,499)    (100,086,445)
                                                        ----------   ------------    ----------    -------------
   Net increase (decrease) ..........................      253,466   $  7,559,268      (894,930)   $ (19,557,483)
                                                        ==========   ============    ==========    =============
CLASS R SHARES:
   Shares sold ......................................      376,514   $ 10,539,204       567,360    $  13,192,735
   Shares issued in reinvestment of distributions ...        2,954         82,351        21,047          449,134
   Shares redeemed ..................................     (182,119)    (5,088,184)     (432,648)      (9,981,475)
                                                        ----------   ------------    ----------    -------------
   Net increase (decrease) ..........................      197,349   $  5,533,371       155,759    $   3,660,394
                                                        ==========   ============    ==========    =============
ADVISOR CLASS SHARES:
   Shares sold ......................................      865,629   $ 24,563,969     1,656,141    $  39,307,240
   Shares issued in reinvestment of distributions ...       14,453        402,221        59,255        1,260,948
   Shares redeemed ..................................     (180,581)    (5,050,982)     (867,386)     (17,792,196)
                                                        ----------   ------------    ----------    -------------
   Net increase (decrease) ..........................      699,501   $ 19,915,208       848,010    $  22,775,992
                                                        ==========   ============    ==========    =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             28 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.750%         Up to and including $500 million
       0.625%         Over $500 million, up to and including $1 billion
       0.500%         In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund also pays accounting fees to Advisory Services as noted in the Statement of Operations.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A...   0.25%
Class B...   1.00%
Class C...   1.00%
Class R...   0.50%


                             Semiannual Report | 29

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .................................................   $1,044,724
Contingent deferred sales charges retained ........................   $   28,582

E. TRANSFER AGENT FEES

For the period ended March 31, 2010, the Fund paid transfer agent fees of $2,027,324, of which $1,101,915 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the Fund had tax basis capital losses of $146,178,035 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, the Fund deferred realized capital losses of $9,907,271.

At March 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...........................................   $1,859,450,703
                                                                  ==============
Unrealized appreciation .......................................   $  529,977,319
Unrealized depreciation .......................................     (100,620,514)
                                                                  --------------
Net unrealized appreciation (depreciation) ....................   $  429,356,805
                                                                  ==============

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


                             30 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2010, aggregated $152,114,482 and $90,784,556, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended March 31, 2010, the Fund did not utilize the Global Credit Facility.


                             Semiannual Report | 31

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets carried at fair value:

                                               LEVEL 1      LEVEL 2   LEVEL 3       TOTAL
                                           --------------   -------   -------   --------------
ASSETS:
   Investments in Securities:
      Equity Investments(a) ............   $2,097,041,055   $    --     $--     $2,097,041,055
      Short Term Investments ...........      191,728,958    37,495      --        191,766,453
                                           --------------   -------     ---     --------------
         Total Investments in
            Securities .................   $2,288,770,013   $37,495     $--     $2,288,807,508
                                           ==============   =======     ===     ==============

(a) For detailed industry descriptions, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                             32 | Semiannual Report

Franklin Managed Trust

SHAREHOLDER INFORMATION

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Rising Dividends Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                             Semiannual Report | 33

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the high industry rankings given the Franklin Templeton website by independent sources. Particular attention was given to management's conservative approach and diligent risk management procedures, it being noted that the Fund did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to ensure that there would be no meaningful negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.


                             34 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with the Fund's portfolio manager at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2009 and the previous 10-year period ended December 31, 2009, in comparison to a performance universe consisting of the Fund and all retail and institutional multi-cap value funds as selected by Lipper. The Lipper report showed the Fund's total return during 2009 to be in the lowest quintile of its performance universe, but on an annualized basis to be in the highest quintile of such universe for the previous 10-year period, the upper half of such universe for the previous five-year period, and the second-highest quintile of such universe for the previous three-year period. In discussing 2009 performance, management pointed out that sectors enjoying strong performance during such year were generally not those having companies meeting the Fund's rising dividends criteria. The Board found the Fund's performance as set forth in the Lipper report to be acceptable in view of such circumstance, noting that the Fund's total return for 2009 exceeded 17%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the Fund's contractual investment management fee rate was below the median of its Lipper expense group median, and the Fund's actual total expense ratio was in the second least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee rate and total expense ratio of the Fund in comparison to its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin


                             Semiannual Report | 35

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that an independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.75% on the first $500 million of Fund net


                             36 | Semiannual Report

Franklin Managed Trust

FRANKLIN RISING DIVIDENDS FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

assets; 0.625% on the next $500 million of Fund net assets, and 0.50% on Fund net assets in excess of $1 billion. At December 31, 2009, the Fund's net assets were approximately $2.05 billion. In discussing the prospect of adding additional breakpoints, management expressed its view that the existing fee schedule reflected anticipated economies of scale and pointed out the Fund's favorable effective management fee and total expense comparisons within its Lipper expense group. Management also observed and the Board acknowledged the fact that the Fund had assets beyond the last breakpoint level did not mean that it no longer benefited from economies of scale since the growth of assets being charged at the lowest 0.50% fee level resulted in a lower overall management fee rate. While intending to monitor future growth, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the current schedule of fees under the investment management agreement provides a reasonable sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                             Semiannual Report | 37

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R)Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN RISING DIVIDENDS FUND

INVESTMENT MANAGER

Franklin Advisory Services, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

158 S 05/10


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.         N/A


Item 5. Audit Committee of Listed Registrants.  N/A


Item 6. Schedule of Investments.                N/A


Item 7. Disclosure  of Proxy Voting Policies and Procedures  for  Closed-End
        Management Investment Companies.        N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity  Securities  by  Closed-End  Management  Investment
        Company and Affiliated Purchasers.       N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST



By /s/LAURA F. FERGERSON
   ----------------------
     Laura F. Fergerson
     Chief Executive Officer -
       Finance and Administration
Date  May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ----------------------
     Laura F. Fergerson
     Chief Executive Officer -
       Finance and Administration
Date  May 27, 2010


By /s/MATTHEW T. HINKLE
   ----------------------
    Matthew T. Hinkle
    Chief Financial Officer and
       Chief Accounting Officer
Date  May 27, 2010